[***] INDICATES THAT TEXT HAS BEEN OMITTED WHICH IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. THIS TEXT HAS BEEN FILED SEPARATELY WITH THE SEC.

                                                                   EXHIBIT 10.18

                          SOFTWARE LICENSING AGREEMENT

THIS SOFTWARE LICENSE AGREEMENT is entered into as of this 17th day of December, 2003 (hereinafter "Effective Date") by and between Dell Products L.P. (hereinafter "Dell") with its principal place of business at One Dell Way, Round Rock, Texas 78682, and CommVault Systems, Inc., a Delaware corporation having a principal place of business at 2 Crescent Place, Oceanport, New Jersey 07757 (hereinafter "Licensor").

1.0  DEFINITIONS

1.1  AGREEMENT shall mean this Software License Agreement and its Supplement.

1.2 LICENSED PRODUCT(S) shall mean: (i) the software in object code form and documentation listed in the Supplement to this Software License Agreement and (ii) all improvements, corrections, modifications, alterations, revisions, extensions, upgrades, national language versions and/or enhancements to the software in object code form and/or documentation made during the term of this Agreement (hereinafter "Updates").

1.3 SUPPLEMENT shall mean the supplement executed under this Software License Agreement. The supplement shall describe the Licensed Product(s) and may include additional terms and conditions such as compensation, delivery schedules, technical contacts and other information related to the Licensed Product(s). The terms and conditions of this Software License Agreement shall apply to the Supplement.

2.0  OBJECT CODE LICENSE

2.1  Licensor hereby grants to Dell a non-exclusive, worldwide, and, subject to
     Section 9, below, irrevocable right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights, to: (i) use, make, execute, reproduce, display, perform, the Licensed Product(s), in object code form, (ii) distribute and license, the Licensed Product(s), in object code form, as part of, in conjunction with, or for use with, Dell systems and (iii) authorize, and license third parties to do any, some or all of the foregoing. Dell shall have the option to distribute the Licensed Product(s) to end users pursuant to Licensor's end user license agreement

2.2 The above grant includes, without limitation, the right and license to: (i) use Licensor's trade names, product names and trademarks (the "Trademarks") in connection with the marketing and distribution of Licensed Product(s) and (ii) all pictorial, graphic and audio visual works including icons, screens and characters created as a result of execution of the Licensed Product(s). Dell's use of the Trademarks shall be in accordance with applicable trademark law. Dell agrees to consistently identify the Trademarks as being the property of Licensor. Dell agrees that the Trademarks are and will remain the sole property of Licensor and agrees not to do anything inconsistent with that ownership. Dell shall (a) comply with any requirements established by Licensor concerning the style, design, display and use of the Trademarks, (b) correctly use the "(R)" registration and "(TM)" symbols, (c) use the Trademark solely in connection with the appropriate products, (d) promptly inform Licensor of the use of any marks similar to the Trademarks and any potential infringements of the Trademarks which comes to Dell's attention, and (e) not misuse the Trademarks or engage in any unlawful activity in any way related to the use of the Trademarks. Dell will indemnify, defend and hold harmless Licensor and its officers, directors, employees and agents from and against any and all liabilities, losses, damages, claims, costs and expenses (including without limitation, reasonable attorney's fees and expenses) arising out of (i) misuse of the Trademarks, (ii) any statements or representations made to any person or entity by the Dell or its agents concerning the Products and
     (iii) any other negligent, reckless or wrongful conduct of the Dell or its agents arising in connection with its activities related to this Agreement or the Products. All sales and promotions materials (including, without limitation, labels, stickers, packaging or software documentation) which include any Trademark shall be subject to the advance review and approval of Licensor; it being understood that once Licensor has approved any particular use, Licensor need not approve any additional use which is substantially the same as that which has been previously approved, provided such future use complies with the foregoing obligations regarding Trademark usage. When requested, Dell shall send samples of advertising and promotional materials bearing any Trademark, samples of any goods bearing or sold under any Trademark, and any other documentation which may permit Licensor to determine whether the Trademark uses conform to the requirements of this Agreement..

Dell Confidential                       1

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2.3  Licensor hereby grants to Dell a non-exclusive, worldwide, and, subject to
     Section 9, below irrevocable right and license, under all copyrights, patents, patent applications, trade secrets and other necessary intellectual property rights, to internally: (i) use, execute, reproduce, display, perform, and distribute the Licensed Product(s), for the purposes of enabling Dell to maintain, service and manufacture the Licensed Product(s) and (ii) authorize, and license third parties to do any, some or all of the foregoing on Dell's behalf.

3.0  COMPENSATION; PER COPY ROYALTIES, SUPPORT PRICING, AND MAINTENANCE PRICING

3.1 Dell will pay Licensor a per copy royalty as set forth in the Pricing Supplement for each copy of the Licensed Product(s) distributed by Dell for revenue. No per copy royalties shall be due for copies of the Licensed Product(s): (i) used or distributed for demonstration, marketing or training purposes, (ii) distributed to a customer as a replacement for a defective copy or to fix an error, (iii) used to repair or maintain a customer's system, (iv) held for backup or archival purposes, (v) returned by a customer, (vi) used for manufacturing or testing purposes or (vii) distributed to an existing customers as an upgrade to their existing copy of the Licensed Product(s).

3.2 Unless provided otherwise in a Schedule, all prices will be in U.S. dollars and are exclusive of applicable value, added, sales, use, excise, or similar taxes for which Dell shall be obligated to pay licensor. Dell will have no liability for any taxes based on Licensor's net assets or income or for which Dell has an appropriate resale or other exemption. Licensor shall be the importer of record for VAT/GST purposes (applicable in the country of incorporation). All payments shall be made in United States currency. Licensor acknowledges that there is no minimum aggregate royalty due under this Agreement and that any royalties received will be based solely on the criteria set forth above. Licensor acknowledges and agrees that Dell has the right to withhold any applicable taxes from any royalties due under this Agreement if required by any government agency.

3.3 Dell shall pay Licensor the amounts set forth in the Pricing Supplement during the term of this Agreement and for so long thereafter as Licensor has any obligations under Exhibit C ("Support") or to provide maintenance as described in Section 4.2 below.

4.0  SUPPORT, TRAINING AND MAINTENANCE

4.1 Licensor shall, at its expense, train Dell personnel to set up, install, configure and operate the Licensed Product(s) and provide such other training to assist and enable Dell to fully perform and exercise its rights under this Agreement. Such training shall be completed thirty (30) days prior to Dell's commercial introduction of the Licensed Product(s). Thereafter, further training of additional Dell personnel will be conducted by the Dell personnel previously trained by Licensor. Additional training periods for Updates, if any shall also be provided at Licensor's expense and within a mutually agreed upon time period.

4.2 During the term of this Agreement, and for a period of up to three years after the termination of the Agreement, as long as Dell has not breached this Agreement, Licensor shall, provide Dell with all maintenance releases generally made available by Licensor to licensees of the Licensed Product(s).

4.3 During the term of this Agreement, and for a period of up to three years after the termination of the Agreement, as long as Dell has not breached this Agreement, the parties shall provide and comply with the Support obligations set forth in Exhibit C.,

5.0  END USER LICENSE
     Dell acknowledges that all software sold separately or with hardware and obtained by Dell from Licensor is proprietary to Licensor and its licensors and is subject to patents and/or copyrights owned by Licensor and/or its licensors. Any references to "purchases" of software and Products containing software products signify only the purchase of a license to use the software in question pursuant to the terms of the Licensor's then current applicable end user license agreement, as provided to Dell,, a copy of which Licensor has and will have included with the Products and which is incorporated herein in its entirety by this reference for the term of this Agreement. Notwithstanding anything to the contrary contained herein, Dell agrees to be bound by all of the terms of such end

Dell Confidential                       2
     user license agreement and agrees that it will acquire no rights with respect to such software Product other than the right to use such software pursuant to the terms of such software license agreement.

6.0  REPRESENTATIONS AND WARRANTIES

     On an ongoing basis, Licensor represents and warrants that:

     (a) the Licensed Product(s) will operate in accordance with its written specifications;

     (b) Licensor has all the necessary rights, titles and interests in the Licensed Product(s) to grant Dell the rights and licenses contained in this Agreement;

     (c) the Licensed Product(s) shall not infringe any copyright, patent, trade secret or any other intellectual property rights or similar rights of any third party;

     (d) the Licensed Product(s) does not contain any known viruses, expiration, time-sensitive devices or other harmful code that would inhibit the end user's use of the Licensed Product(s) or Dell system;

     (e) Licensor and the Licensed Product(s) comply with all governmental laws, statutes, ordinances, administrative orders, rules and regulations and that Licensor has procured all necessary licensees and paid all fees and other charges required so that Dell can exercise the rights and license granted under this Agreement;

     (f) Licensor has a proprietary and invention assignment agreement for employees which provides for a waiver or agreement not to assert any rights in the Licensed Product(s)

     (g) There is no restriction of any relevant governmental authority which prohibits the export of the Licensed Product(s) to countries outside the United States and Canada, other than those laws of the United States which prohibit exports generally , as may be modified from time to time, including without limitation, to Libya, Cuba, North Korea, Syria, Sudan, Iran and Iraq; and

     (h) Licensor has and will continue to comply with all applicable governmental laws, statutes, rules and regulations including, but not limited to, those related to export of product and technical data, and Licensor agrees that for any updates, upgrades and new products which are licensed to Dell pursuant to the terms of this Agreement, Licensor shall provide prior written notice of any facts which would make the foregoing representations untrue.

     (i) Either (i) the Licensed Product(s) are not encrypted, nor do they contain encryption capability; or (ii) if the Licensed Product(s) does contain encryption capabilities, Licensor agrees to adhere to the requirements described in Exhibit A.

In addition to Licensor's end user license agreement, Licensor hereby makes the following additional ongoing representations and warranties:

     (l) Licensor will warrant the Licensed Product(s) directly to the end-user in accordance with the terms and conditions set forth in Licensor's end-user license agreement; and

     (m) Licensor has agreed to honor all replacement requests received from Dell or end users under the terms of Licensors end user license agreement pertaining to defective Licensed Product(s).

7.0  LIMITED WARRANTY

     Licensor warrants that the Products sold hereunder shall be new and shall operate substantially in accordance with its user documentation for a period of ninety (90) days from the date of shipment by Licensor (hereinafter the "Warranty Period"). If, during the Warranty Period, Dell believes any Product to be defective, Dell shall immediately notify Licensor in writing and shall follow Licensor's instructions regarding the return of such Product. Licensor's sole liability to Dell, and Dell's sole remedy, shall be, at Licensor's option, (i) repair or replacement of the Product which does not comply with this Limited Warranty, or (ii) return of the amount paid by Dell for the Product which does not comply with the Limited Warranty. In the event Licensor determines that the Product is in compliance with this Limited Warranty, Dell shall pay the cost of all charges associated with the inspection and shipment of such Product by Licensor.

Dell Confidential                       3

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     LICENSOR DOES NOT WARRANT THAT THE PRODUCTS WILL OPERATE UNINTERRUPTED OR
     ERROR FREE. THIS LIMITED WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES. LICENSOR DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, AND LICENSOR EXPRESSLY EXCLUDES AND DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, SATISFACTORY QUALITY, AND NONINFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. THE PROVISIONS SET FORTH ABOVE STATE LICENSOR'S ENTIRE RESPONSIBILITY AND YOUR SOLE AND EXCLUSIVE REMEDY WITH RESPECT TO ANY BREACH OF ANY WARRANTY.

     NO CONSEQUENTIAL DAMAGES. LICENSOR WILL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO DELL OR ANY OTHER PARTY, FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOST OPPORTUNITY COSTS, LOSS OF INFORMATION OR DATA OR ANY OTHER SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, REGARDLESS OF THE FORM OF ACTION ARISING OUT OF OR RELATING TO THIS WARRANTY OR RESULTING FROM THE SALE OF PRODUCTS OR USE BY DELL OR ANY OTHER PARTY OF SUCH PRODUCTS, EVEN IF LICENSOR HAS BEEN NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF AN ESSENTIAL PURPOSE OF THIS LIMITED WARRANTY.

8.0  INDEMNIFICATION

8.1 Licensor shall fully indemnify, defend and hold harmless Dell, Dell, Inc., Dell, Inc.'s subsidiaries and affiliates and all of the foregoing entities' officers, directors, employees, agents, customers and licensees, and their successors and assigns, from and against any and all third party claims, actions, suits, legal proceedings, demands, liabilities, damages, losses, judgments, settlements, costs and expenses, including, without limitation, attorney's fees, arising out of or in connection with any alleged or actual:

               (i) infringement by Licensor and/or the Licensed Product(s) of any copyright, patent, trade secret or other intellectual property rights or similar rights of any third party;

               (ii) damage to any real and tangible property, personal injury, death or any other damages or losses sustained by whomever suffered, resulting, or claimed to result, in whole or in part from any alleged or actual defect in the Licensed Product(s) whether latent or patent, including any alleged or actual improper construction or design or the failure of the Licensed Product(s) to comply with its written specifications or any express or implied warranties.

8.2 In the event that Dell becomes aware of any such claim, Dell shall: (i) notify Licensor of such claim, (ii) cooperate with Licensor in the defense thereof. Licensor and Dell, at Dell's discretion, shall have the right to participate in the defense of any such claim or action. Dell shall not settle any such claims without the Licensor's prior consent, which consent shall not be unreasonably withheld. If Dell complies with the provisions hereof, Licensor will pay all damages, costs and expenses finally awarded to third parties against Dell in such action.

8.3 In addition to Licensor's obligations under Subsection 8.1 above, in the event that a claim of infringement is made with regard to the Licensed Product(s), or in Licensor's opinion might be held to infringe as set forth above, Licensor shall, at its own expense and option, procure for Dell the right to exercise the rights and licenses granted to Dell under this Agreement or modify the Licensed Product(s) such that it is no longer infringing. If neither of such alternatives is, in Licensor's opinion, commercially reasonable, the infringing Product shall be returned to Licensor and Licensor 's sole liability, in addition to its obligation to reimburse awarded damages, costs and expenses set forth above, shall be to refund the amounts paid to Licensor by Dell for such Product. Licensor will have no liability for any claim of infringement arising as a result of Dell's use of a Product in combination with any items not supplied by Licensor, or any modification of a Product by Dell or third parties.

     THIS SECTION 8 STATES THE ENTIRE LIABILITY OF LICENSOR TO DELL OR ANY SUBSEQUENT PURCHASER, LESSEE, END USER OR ASSIGNEE OF PRODUCTS CONCERNING INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS, INCLUDING BUT NOT LIMITED TO, PATENT, COPYRIGHT AND TRADE SECRET RIGHTS.

Dell Confidential                       4

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9.0  TERM AND TERMINATION OF AGREEMENT

9.1 Unless earlier terminated as provided below, the term of this Agreement shall be for three (3) years from the Effective Date and, unless either party gives thirty (30) days notice of nonrenewal prior to the end of the initial term or any renewal term, this Agreement shall automatically renew for successive one (1) year periods.

9.2 Either Party may, at its option and upon written notice to the other Party, terminate this Agreement if: (a) a material breach of this Agreement by the other Party is not remedied within thirty (30) Days after the breaching Party's receipt of written notice of the breach; (b) the other Party admits in writing its inability to pay its debts generally as they become due, files a petition for bankruptcy or executes an assignment for the benefit of creditors or similar document; (c) a receiver, trustee in bankruptcy or similar officer is appointed for the other Party's property; or (d) a majority interest of the equity or assets of the other Party is transferred to an unrelated third party or this Agreement is assigned without the prior written consent of the other Party to this Agreement. Dell may terminate this Agreement without cause upon prior written notice to the other party. Neither party will have any liability to the other arising from such a termination of the Agreement, provided the termination is properly noticed

9.3 All licenses and sublicenses granted to customers and other licensees under this Agreement, and all provisions of Sections, 9.0, 10.0 and 11.0, shall survive any expiration or termination of this Agreement and shall bind the parties and their successors, heirs, assigns and legal representatives. In addition, Licensor's obligations under Section 4, 5, 6,7 and 8 shall survive for one (1) year after any expiration or termination of this Agreement in order for Dell to satisfy its then existing contractual obligations to its customers and licensees. Dell shall retain a limited license in accordance with Section 2 to use the Licensed Product(s) in order to satisfy such obligations and to exhaust its inventory of Licensed Product(s) existing at expiration or termination, provided that Dell's right to exhaust any such inventory shall not extend beyond 180 days after expiration or termination. Thereafter, Dell agrees to return or destroy all additional copies of the Licensed Product(s) in its possession.

10.0 LIMITATION OF LIABILITIES

10.1 EXCEPT AS SET FORTH IN SECTION 10.2, NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES UNDER ANY PART OF THIS AGREEMENT EVEN IF ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

10.2 EXCEPT FOR LICENSOR'S OBLIGATIONS UNDER SECTION 9 "INDEMNIFICATION" AND
     SECTION 12 "CONFIDENTIALITY", DELL AGREES THAT LICENSOR'S LIABILITY TO DELL IN ANY WAY CONNECTED WITH THE SALE OF PRODUCTS TO DELL, REGARDLESS OF THE FORM OF ACTION, SHALL IN NO EVENT EXCEED THE PRICE PAID BY DELL FOR SUCH PRODUCTS. UNDER NO CIRCUMSTANCES WILL LICENSOR BE LIABLE FOR ANY DAMAGES RESULTING FROM LICENSOR 'S FAILURE TO MEET ANY DELIVERY SCHEDULE, EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL LICENSOR BE LIABLE FOR COSTS OF PROCUREMENT OF SUBSTITUTE PRODUCTS OR SERVICES, LOST PROFITS, LOST OPPORTUNITY COSTS OR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING IN ANY WAY OUT OF THESE TERMS OR THE SALE OF PRODUCTS OR SERVICES TO DELL. THIS LIMITATION SHALL APPLY EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED WARRANTY.

11.0 CONFIDENTIAL INFORMATION

11.1 The parties agree that information exchanged under this Agreement that is considered by either party to be confidential information will be subject to the terms and conditions of the non-disclosure agreement in place between the parties. If the parties have not executed a non-disclosure agreement, the parties will negotiate in good faith the terms of such an agreement. Licensor shall not provide to Dell any information that is considered confidential information of any third party.

Dell Confidential                       5

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11.2 At Dell's request, which shall not be made more frequently than once per quarter per year, Licensor will provide unaudited, or audited, financial statements to Dell.

12.0 [***]

13.0 MISCELLANEOUS

13.1 This Agreement shall in no way preclude Dell from independently developing, having developed or acquiring or marketing any products or services nor shall it in any way preclude Dell from entering into any similar agreement with any other party.

13.2 Dell shall have full freedom and flexibility in its decisions concerning the distribution and marketing of the Licensed Product(s) including, without limitation, the decision of whether or not to distribute or discontinue distribution of the Licensed Product(s). Dell does not guarantee that its marketing, if any, of the Licensed Product(s) will be successful.

13.3 This Agreement may not be assigned by Licensor, in whole or in part, including without limitation by operation of law, in a merger or stock or asset sale, without the express written permission of Dell. If Licensor makes any attempt to assign this Agreement without Dell's written consent, Dell will have the option to immediately terminate this Agreement. No permitted assignment or subcontract by Licensor shall relieve Licensor of any obligations hereunder. Licensor shall always remain jointly and severally liable with any assignees under this Agreement. In the event Dell terminates this Agreement under this section Licensor will have no liability to Dell in respect of such termination.

13.4 Licensor is an independent contractor. Licensor is not a legal representative or agent of Dell, nor shall Licensor have the right or authority to create or incur any liability or any obligation of any kind, express or implied, against, or in the name of, or on behalf of Dell.

13.5 Provider represents and warrants that the prices for Products shall not be less favorable than prices applicable to sales by Provider to any other customer purchasing like quantities of the same products under comparable terms. If at any time during the term of this Agreement Provider accords to any other such customer more favorable prices, Provider shall immediately offer to sell the Products to Dell at equivalent prices accorded to such other customer. Dell, or Dell's agent, may audit Provider's compliance with this Section 5 upon reasonable notice to Provider and subject to the confidentiality provisions of Section 15 of this Agreement and the applicable NDA, Dell may audit Provider's manufacturing locations or corporate headquarters and review and copy any information reasonably relevant to the purpose of any audit permitted by this Agreement. Notwithstanding anything to the contrary contained herein, Licensor shall have no obligation to disclose confidential information which is the subject of another confidentiality agreement. In addition, Dell may: (a) inspect Products at any stage of production or testing; (b) review Provider's facilities and quality control procedures; and (c) accompany Dell customers on visits to Provider's manufacturing locations. Provider will furnish, or cause to be furnished (without charge), all reasonable facilities and assistance necessary for the safety and convenience of any personnel performing the audits.

13.6 Licensor shall not publicize the existence of this Agreement with Dell nor refer to Dell in connection with any promotion or publication without the prior written approval of Dell. Further, Neither Party shall disclose the terms and conditions of this Agreement to any third party, including, but not limited to, any financial terms, except as required by law or with the prior written consent of the other Party.

13.7 Licensor shall comply with all applicable governmental laws, statutes, ordinances, administrative orders, rules and regulations including, without limitation, those related to the export of technical materials. Licensor shall provide Dell with prompt written notice of any export restrictions related to the Licensed Product(s).

13.8 Any and all written notices, communications and deliveries between Licensor and Dell with reference to this Agreement shall be deemed made on the date of mailing if sent by registered or certified mail to the respective address of the other party as follows:

Dell Confidential                       6

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              In the case of Dell:        Dell Products L.P.
                                          One Dell Way
                                          [***]
                                          Round Rock, TX 78682
                                          Attn: [***]

              In the case of Licensor:    CommVault Systems, Inc.
                                          2 Crescent Place
                                          Oceanport, NJ 07757
                                          Attn: Finance
                                                Cc: Legal Department

13.9 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, U.S.A. without regards for its rules of conflict of laws, as if this Agreement was executed in and fully performed within the State of New York. Both parties hereby waive any right to a trial by jury relating to any dispute arising under or in connection with this Agreement.

13.10 Should any provision herein be held by a court of competent jurisdiction to be illegal, invalid or unenforceable, such provision shall be modified to reflect the intentions of the parties. All other terms and conditions shall remain in full force and effect.

13.11 No amendment, modification or waiver of any provision of this Agreement shall be effective unless set forth in a writing executed by an authorized representative of each party. No failure or delay by either party in exercising any right, power or remedy will operate as a waiver of any such right, power or remedy. No waiver of any provision of this Agreement shall constitute a continuing waiver or a waiver of any similar provision unless expressly set forth in a writing signed by an authorized representative of each party.

13.12 Since Dell transacts business with the United States government, Licensor must comply with the applicable federal laws and Federal Acquisition Regulations ("FARs") including the following:

      It is Dell's policy to take affirmative action to provide equal employment opportunity without regard to race, religion, color, national origin, age, sex, disability, veterans status or any other legally protected status. As a condition of doing business, Dell requires Licensor to practice equal opportunity employment and to comply with Executive Order 11246, as amended, Section 503 of the Rehabilitation Act of 1973, and Section 4212 of the Vietnam Era Veteran's Readjustment Assistance Act of 1974, all as amended, and the relevant Regulations and Orders of the U.S. Secretary of Labor. Additionally, to the extent required by applicable law, the following sections of Chapter 60 of Title 41 of the Code of Federal Regulations are incorporated by reference in this Agreement and each
      Order: 41 CFR 60-1.4(a); 41 CFR 60-1.8; 41 CFR 60-741; 41 CFR 60-250; 41
      CFR 60-1.7; 41 CFR 60-1.40.

      It is the policy of the United States (FAR 52.219-8) that small business concerns, small business concerns owned and controlled by socially and economically disadvantaged individuals and small business concerns owned and controlled by women shall have the maximum practicable opportunity to participate in performing contracts for any Federal agency. Licensor agrees to comply with this policy and to provide reporting of data as requested to the Small Business Liaison Officer, Dell, Inc., One Dell Way, Round Rock, Texas, 78682.

13.13 This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter contained herein, and merges all prior discussions and agreements, both oral and written, between the parties. Nothing in any purchase order, invoice, order acknowledgment, or other document of Licensor shall be of any effect whatsoever and may not affect, alter, or modify the terms and conditions of this Agreement. If the terms and conditions of this Agreement conflict with any terms of a Dell purchase order relating to the Licensed Product(s), the terms and conditions of this Agreement shall govern. The terms and conditions set forth in Supplements are hereby incorporated into this Software License Agreement by reference. If the terms and conditions of this Software License Agreement conflict with any terms and conditions contained in a Supplement, the terms and conditions of the Supplement shall govern.

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13.14      [***]

IN WITNESS WHEREOF, the parties hereto have duly executed this Software License Agreement by their respective duly authorized officers to be effective as of the Effective Date as first written above.

DELL PRODUCTS L.P.                     COMMVAULT SYSTEMS, INC.

By: /s/ Illegible                      By: /s/ David R. West

Title: Director, WWP                   Title: VP Business Development

Date: Dec 22, 2003                     Date: Dec. 18, 2003

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                                    EXHIBIT A

                        SOFTWARE COMPLIANCE QUESTIONNAIRE

NOTE: ENCRYPTED SOFTWARE EXPORT CONTROLS

In accordance with the U.S. Export Administration Regulations, certain software and items possessing encryption capabilities may require formal export licenses before they can be exported and/or re-exported from the United States.

In order to make proper licensing determinations of your software and/or commodity it is essential that you complete the questions on the following page.

If you need assistance or have questions, please contact [***] at: [***] or tel:
[***].

If your software has not been classified and you have questions on how to classify your software, refer to the BXA (Bureau of Export Administration) Website at http://www.bxa.doc.gov. Under the category of Getting Help and Contacting Us, click on the General Fact Sheets. Then click on Explanation of what commodity classifications are or Guidance on requesting a commodity classification.

If you are unable to provide the information required, please forward this questionnaire to your Export Controls or Legal department.

This is a legal matter which deals with regulations on export controls and compliance. We trust we can count on your maximum cooperation, in providing us with the requested information by return fax to [***], or e-mail to [***].

Yours truly,

Dell, Inc.
Worldwide Export Compliance Organization

Dell Confidential                       9

SOFTWARE QUESTIONNAIRE

     COMPANY NAME: _____________________________________________________________

     PRODUCT NAME & VERSION NUMBER: _______________ COUNTRY OF ORIGIN: _________

     EXPORT COMMODITY CONTROL NUMBER (ECCN): __________ LICENSE EXCEPTION: _____

     IF YOUR LICENSE EXCEPTION IS ENC, HAVE YOU HAD YOUR 1X REVIEW FOR RETAIL EXEMPTION? YES OR NO

CCAT NUMBER: _____________

IF PRODUCT IS 5D002, ENC, PLEASE PROVIDE A COPY OF THE BXA CLASSIFICATION VERIFICATION (CCAT).

1. What is the functionality of your software (i.e.: word processing, engineering/design, communication, operating system, etc.)?
      ___________________________________________________________


2. What type of equipment is the software used to support (i.e.: telecommunications, manufacturing/test, computers, etc.)? Please be specific.
      ___________________________________________________________

3. Is your software available to the public via sales from stock at retail selling points by means of "over-the-counter" transactions, mail order, or telephone call transactions (Mass Market)?

      _______________________ IF YES, PLEASE FORWARD A COPY OF BXA APPROVAL.

4. Is your software designed for installation by the user without further substantial support (substantial support does not include telephone (voice only) help line services for installation or basic operation, or basic operation training provided by the supplier? _____________________________
      _________________________________

5.    Does your software or commodity have encryption capabilities? ____________
      _______________________

IF THE ANSWER TO QUESTION 5 ABOVE IS "NO", YOU DO NOT NEED TO COMPLETE THE REMAINING QUESTIONS ON THIS FORM.

6. What function does the encryption provide (i.e.: password protection, data encryption, etc.? Please be specific.
      _______________________________________________________________________

7.    Does the data encryption algorithm exceed a key space of 64 bits?  _______
      ____________________

8.    What is the specific bit level of encryption? ____________________________
      ___________________

9. Does your software or commodity allow the alteration of the data encryption mechanism and its associated key spaces by the user?
      ______________________________________________________________

10. Please provide a brief written summary of the encryption technology used in the design of the software or commodity in question. Please be sure to identify the type of algorithm used.
      _____________________________________________________________________
      _____________________________________________________________________

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

11.   Is there an EXPORT version of the software named above? __________________
      _______________

THIS FORM COMPLETED BY:

Name: ________________ Title: ________________ Signature: ____________________

Date: _______________ Phone #: ________________

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

                               PRICING SUPPLEMENT
                                     TO THE
                          SOFTWARE LICENSING AGREEMENT
                                     BETWEEN
                                      DELL
                                        &
                             COMMVAULT SYSTEMS, INC.

SKU DESCRIPTION              [***]      [***]        MSRP      DISCOUNT
---------------              -----      -----       -----      --------
[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]                        [***]      [***]       [***]        [***]

[***]

[***]                                               [***]        [***]

Dell Confidential                       12

                                   SCHEDULE C
                               ENTERPRISE SUPPORT

[***]

Dell Confidential                      13